Exhibit 10.18

EXECUTION COPY

CLEAR CHANNEL COMMUNICATIONS, INC.

REGISTRATION RIGHTS AGREEMENT

$980,000,000 Senior Cash Pay Notes due 2016

$1,330,000,000 Senior Toggle Notes due 2016

July 30, 2008

DEUTSCHE BANK SECURITIES INC.

MORGAN STANLEY & CO. INCORPORATED

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC

GREENWICH CAPITAL MARKETS, INC.

WACHOVIA CAPITAL MARKETS, LLC

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

BT Triple Crown Merger Co., Inc., a Delaware corporation (“Merger Sub”), has sold to certain purchasers (the “Initial Purchasers”), for whom you (the “Representatives”) are acting as representatives, its 10.75% Senior Cash Pay Notes due 2016 in the principal amount of $980,000,000 (the “Senior Cash Pay Notes”) and its 11.00%/11.75% Senior Toggle Notes due 2016 in the principal amount of $1,330,000,000 (the “Senior Toggle Notes” and together with the Senior Cash Pay Notes, the “Senior Notes”), upon the terms set forth in the Purchase Agreement among Merger Sub and the Representatives dated May 13, 2008 (the “Purchase Agreement”) relating to the initial placement of the Senior Notes and related guarantees (as described below) (the “Initial Placement”). The Senior Notes were issued by Merger Sub prior to the consummation of the Merger and pursuant to an indenture, dated as of the date hereof (the “Indenture”), among Merger Sub, Law Debenture Trust Company of New York, as trustee (the “Trustee”), Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and, immediately following the consummation of the Merger, Clear Channel Communications, Inc., a Texas corporation (the “Company”), as supplemented by a Supplemental Indenture, dated as of the date hereof (the “Supplemental Indenture”), among the Guarantors (as defined below) and the Trustee. Following the consummation of the Merger of Merger Sub with and into the Company, the Company succeeded to and assumed the obligations of Merger Sub under the Indenture. The Issuers (as defined below) agree with you for your benefit and the benefit of the holders from time to time of the Securities (as defined below) (including the Initial Purchasers) (each a “Holder” and, collectively, the “Holders”), as follows:

The Senior Notes will be unconditionally guaranteed by the guarantors listed in Annex A hereto (the “Guarantors” and, together with the Company, the “Issuers”) on an unsecured basis and will be subordinated only to the Guarantors’ guarantees of the Senior Secured Credit Facilities (as defined in the Purchase Agreement) and as further described in the Offering Memorandum (as defined below). The Senior Cash Pay Notes, together with the related guarantees (the “Senior Cash Pay Guarantees”), to be resold by the Initial Purchasers to certain purchasers, are referred to herein as the “Senior Cash Pay Securities.” The Senior Toggle Notes, together with the related guarantees (the “Senior Toggle Guarantees”), to be resold by the Initial Purchasers to certain purchasers, are referred to herein as the “Senior Toggle Securities” and, together with the Senior Cash Pay Securities, the “Securities.”

1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Additional Interest” shall have the meaning set forth in Section 8 hereof.

“Affiliate” shall have the meaning specified in Rule 405 under the Securities Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“Agreement” shall mean this Registration Rights Agreement.

“Automatic Shelf Registration Statement” shall have the meaning set forth in Section 3(b) hereof.

“broker-dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Class” shall mean all Senior Cash Pay Securities and New Securities issued in exchange for Senior Cash Pay Securities or all Senior Toggle Securities and New Securities issued in exchange for Senior Toggle Securities, as appropriate.

“Closing Date” shall mean the date of the first issuance of the Securities (determined without regard to any reopening of the Indenture that may occur).

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning set forth in the preamble hereto.

“Conduct Rules” shall mean the Conduct Rules and the By-Laws of the Financial Industry Regulatory Authority.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Offer Registration Period” shall mean the 180-day period following the consummation of a Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement relating to such Registered Exchange Offer.

“Exchange Offer Registration Statement” shall mean a registration statement of the Issuers on an appropriate form under the Securities Act with respect to a Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Exchanging Dealer” shall mean any Holder (which may include any Initial Purchaser) that is a broker-dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from any Issuer or any Affiliate of any Issuer).

“Freely Tradable” means, with respect to a Security, a Security that at any time of determination (i) may be sold to the public in accordance with Rule 144 under the Securities Act (“Rule 144”) by a person that is not an “affiliate” (as defined in Rule 144) of the Issuers where no conditions of Rule 144 are then applicable (other than the holding period requirement in paragraph (d) of Rule 144, so long as such holding period requirement is satisfied at such time of determination) and (ii) does not bear any restrictive legends relating to the Securities Act.

“Guarantees” shall have the meaning set forth in the preamble hereto.

“Guarantors” shall have the meaning set forth in the preamble hereto.

“Holder” shall have the meaning set forth in the preamble hereto.

“Indenture” shall have the meaning set forth in the preamble hereto.

“Initial Placement” shall have the meaning set forth in the preamble hereto.

“Initial Purchasers” shall have the meaning set forth in the preamble hereto.

“Inspector” shall have the meaning set forth in Section 4(q)(i) hereof.

“Issuers” shall have the meaning set forth in the preamble hereto.

“Losses” shall have the meaning set forth in Section 6(d) hereof.

“Majority Holders” shall mean, with respect to any Class on any date, Holders of a majority of the aggregate principal amount of such Class of Securities registered under a Registration Statement.

“Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, under a Registration Statement.

“New Securities” shall mean debt securities of the Company and guarantees by the Guarantors, in each case identical in all material respects to the Senior Cash Pay Securities or the Senior Toggle Securities, as applicable (except that the transfer restrictions shall be modified or eliminated, as appropriate), to be issued under the Indenture in connection with sales or exchanges effected pursuant to this Agreement.

“Offering Memorandum” shall mean the offering memorandum delivered to the Initial Purchasers, dated as of July 30, 2008, relating to the offer and sale of the Senior Notes and related guarantees, including any and all exhibits thereto and any information incorporated by reference therein as of such date.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble hereto.

“Registered Exchange Offer” shall mean the proposed offer of the Issuers to issue and deliver to the Holders of either Class of Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for such Securities, a like aggregate principal amount of New Securities of such Class.

“Registrable Securities” shall mean the Securities; provided that, with respect to either Class of Securities, the Securities of such Class shall cease to be Registrable Securities on the earliest to occur of (i) the date on which a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) the date on which such Securities cease to be outstanding or (iii) the date on which such Securities are Freely Tradable.

“Registration Default” shall have the meaning set forth in Section 8 hereof.

“Registration Statement” shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers either Class of Securities or New Securities, as applicable, pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

“Securities” shall have the meaning set forth in the preamble hereto.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Senior Cash Pay Notes” shall have the meaning set forth in the preamble hereto.

“Senior Cash Pay Securities” shall have the meaning set forth in the preamble hereto.

“Senior Notes” shall have the meaning set forth in the preamble hereto.

“Senior Secured Credit Facilities” shall have the meaning set forth in the preamble hereto.

“Senior Toggle Notes” shall have the meaning set forth in the preamble hereto.

“Senior Toggle Securities” shall have the meaning set forth in the preamble hereto.

“Shelf Registration” shall mean a registration effected pursuant to Section 3 hereof.

“Shelf Registration Period” shall have the meaning set forth in Section 3(c) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of either Class of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Trustee” shall have the meaning set forth in the preamble hereto.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Underwriter” shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

2. Registered Exchange Offer.

(a) The Issuers shall use their commercially reasonable efforts to prepare and file with the Commission the Exchange Offer Registration Statements with respect to each Registered Exchange Offer. The Issuers shall use their commercially reasonable efforts to cause the Exchange Offer Registration Statements to become effective under the Securities Act within 300 days of the Closing Date.

(b) Upon the effectiveness of the applicable Exchange Offer Registration Statement, the Issuers shall promptly commence the Registered Exchange Offer, with respect to the Class of Securities registered pursuant to such Exchange Offer Registration Statement, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities of such Class for New Securities of that Class (assuming that such Holder is not an

Affiliate of any Issuer, acquires the New Securities in the ordinary course of such Holder’s business, has no arrangements with any person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

(c) In connection with a Registered Exchange Offer of a Class of Securities, the Issuers shall:

(i) mail to each Holder of such Class a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(ii) keep the Registered Exchange Offer open for not less than 20 Business Days after the date notice thereof is mailed to such Holders (or, in each case, longer if required by applicable law);

(iii) use their commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective under the Securities Act, supplemented and amended as required, under the Securities Act to ensure that it is available for sales of New Securities of such Class by Exchanging Dealers during the applicable Exchange Offer Registration Period;

(iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

(v) permit such Holders to withdraw tendered Securities of such Class at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

(vi) prior to effectiveness of the related Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Issuers are conducting such Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation that the Issuers have not entered into any arrangement or understanding with any person to distribute the New Securities to be received in such Registered Exchange Offer and that, to the best of the Issuers’ information and belief, each Holder participating in such Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Securities; and

(vii) comply in all material respects with all applicable laws.

(d) As soon as practicable after the close of a Registered Exchange Offer of a Class of Securities, the Issuers shall:

(i) accept for exchange all Securities of such Class tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

(ii) deliver to the Trustee for cancellation in accordance with Section 4(s) all Securities so accepted for exchange; and

(iii) cause the Trustee promptly to authenticate and deliver to each Holder of Securities a principal amount of New Securities of such Class equal to the principal amount of the Securities of such Class of such Holder so accepted for exchange.

(e) Each Holder hereby acknowledges and agrees that any broker-dealer and any such Holder using a Registered Exchange Offer to participate in a distribution of New Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction, which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Securities Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Issuers or their Affiliates. Accordingly, each Holder participating in a Registered Exchange Offer shall be required to represent to the Issuers that, at the time of the consummation of such Registered Exchange Offer:

(i) any New Securities to be received by such Holder will be acquired in the ordinary course of business;

(ii) such Holder will have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the applicable Securities or the applicable New Securities;

(iii) such Holder is not an Affiliate of any of the Issuers;

(iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the applicable New Securities; and

(v) if such Holder is a broker-dealer that will receive New Securities for its own account in exchange for any Securities that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus in connection with any resale of such New Securities.

(f) If any Initial Purchaser determines that it is not eligible to participate in a Registered Exchange Offer with respect to the exchange of Securities of either Class constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Issuers shall issue and deliver to such Initial Purchaser or the person purchasing New Securities of such Class registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of New Securities. The Issuers shall use their commercially reasonable efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities of such Class issued pursuant to a Registered Exchange Offer.

(g) Interest on each New Security issued pursuant to a Registered Exchange Offer will accrue (i) from the later of (A) the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor and (B) if the Securities are surrendered for exchange on a date in a period that includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date, or (ii) if no interest has been paid on the Securities, from the Closing Date.

(h) The obligations of the Issuers under a Registered Exchange Offer shall be subject to the conditions that (i) such Registered Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the Commission; (ii) no action or proceeding shall have been instituted in any court or by any governmental agency which might materially impair the ability of the Issuers to proceed with such Registered Exchange Offer, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Issuers and (iii) all governmental approvals required for the consummation of such Registered Exchange Offer by the Issuers shall have been obtained. Notwithstanding anything to the contrary set forth above in this Section 2, the requirements to commence and complete a Registered Exchange Offer shall terminate at such time as all of the Securities are Freely Tradable.

3. Shelf Registration.

(a) If an Exchange Offer Registration Statement with respect to either Class of Securities is required to be filed and declared effective pursuant to Section 2(a) above, and (i) due to any change in law or currently prevailing interpretations thereof by the Commission’s staff, the Issuers determine upon advice of their outside counsel that they are not permitted to effect a Registered Exchange Offer with respect to such Class of Securities as contemplated by Section 2 hereof; (ii) for any other reason a Registered Exchange Offer with respect to such Class of Securities is not consummated within 300 days of the date hereof; (iii) any Initial Purchaser so requests with respect to Securities of either Class that are not eligible to be exchanged for New Securities of such Class in the applicable Registered Exchange Offer and that are held by it following consummation of such Registered Exchange Offer; or (iv) in the case of any Initial Purchaser that participates in a Registered Exchange Offer or acquires New Securities pursuant to Section 2(f) hereof, which Initial Purchaser does not receive Freely Tradable New Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that (x) the requirement that an Initial Purchaser must deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Securities Act in connection with sales of New Securities acquired in exchange for such Securities shall result in such

New Securities being not Freely Tradable; and (y) the requirement that an Exchanging Dealer must deliver a Prospectus in connection with sales of New Securities acquired in a Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not Freely Tradable), the Issuers shall effect a Shelf Registration Statement with respect to such Class in accordance with subsection (b) below.

(b) If a Shelf Registration Statement with respect to any Class of Securities is required to be filed and declared effective pursuant to this Section 3, the Issuers shall as promptly as practicable (but in no event more than 45 days after so required or requested pursuant to this Section 3), file with the Commission and shall use their commercially reasonable efforts to cause to be declared effective under the Securities Act within 300 days after so required or requested, a Shelf Registration Statement relating to the offer and sale of the applicable Class of Securities or the New Securities, as applicable (which may be an “automatic shelf registration statement” as defined in Rule 405 of the Securities Act (an “Automatic Shelf Registration Statement”), if the filing satisfies all relevant requirements for qualification as an Automatic Shelf Registration Statement), by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities or New Securities, as applicable, held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided, further, that with respect to New Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Issuers may, if permitted by current interpretations by the Commission’s staff, file a post-effective amendment to the applicable Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of its obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

(c) Subject to Section 4(k), the Issuers shall use their commercially reasonable efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act, until the earliest of (A) the first anniversary of the Closing Date; (B) the date upon which all the Securities or New Securities, as applicable, covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement; or (C) the date upon which all the Securities or New Securities, as applicable, of such Class, covered by such Shelf Registration Statement become Freely Tradable (the “Shelf Registration Period”). The Issuers shall be deemed not to have used their commercially reasonable efforts to keep a Shelf Registration Statement effective during the applicable Shelf Registration Period if they voluntarily take any action that would result in Holders of Securities or New Securities, as applicable, covered thereby not being able to offer and sell such Securities or New Securities, as applicable, at any time during the Shelf Registration Period, unless such action is (x) required by applicable law or otherwise undertaken by the Issuers in good faith and for valid business reasons (not including avoidance of the Issuers’ obligations hereunder), including the acquisition or divestiture of assets or a financing, and (y) permitted pursuant to Section 4(k)(ii) hereof. Notwithstanding anything to the contrary set forth in this Section 3, the requirements to file a Shelf Registration Statement providing for the sale of all Registrable Securities of a particular Class and to have such Shelf Registration Statement become effective and remain effective shall terminate at such time as all of the Securities of such Class are Freely Tradable.

(d) The Issuers shall cause each Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Securities Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

4. Additional Registration Procedures. In connection with any Shelf Registration Statement with respect to any Class of Securities and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

(a) The Issuers shall:

(i) furnish, in each case if requested in writing, to each of the Representatives, in the case of an Exchange Offer Registration Statement, and to counsel for the Holders of Registrable Securities of the applicable Class in the case of a Shelf Registration Statement, not less than five Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement, as applicable, and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use their commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Representatives reasonably propose;

(ii) include the information set forth in Annex B hereto on the facing page of the Exchange Offer Registration Statement, in Annex C hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, in Annex D hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex E hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

(iii) if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

(iv) in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

(b) The Issuers shall ensure that:

(i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act; and

(ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, it being understood that, with respect to the information about Holders in any Shelf Registration Statement, the Issuers will be relying solely on responses provided by Holders to a notice and questionnaire.

(c) The Issuers shall advise the Representatives and, to the extent the Issuers have been provided in writing a telephone or facsimile number and address for notices, the Holders of Securities of the applicable Class covered by any Shelf Registration Statement and any Exchanging Dealer of the applicable Class under any Exchange Offer Registration Statement, and, if requested by any Representative or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Issuers shall have remedied the basis for such suspension):

(i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose;

(iv) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

(v) unless notice has been provided pursuant to Section 4(k)(ii), of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, such Registration Statement and Prospectus (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d) The Issuers shall use their commercially reasonable efforts to obtain as soon as possible the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction.

(e) The Issuers shall furnish, upon written request, to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(f) The Issuers shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any such Shelf Registration Statement, without charge, as many copies of the Prospectus (including the preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Issuers consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in such Shelf Registration Statement.

(g) The Issuers shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the applicable Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(h) The Issuers shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other person required to deliver a Prospectus during the applicable Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in the applicable Exchange Offer Registration Statement and any amendment or supplement thereto as any such person may reasonably request. The Issuers consent to the use of such Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other person that may be required to deliver a Prospectus following the applicable Registered Exchange Offer in connection with the offering and sale of the New Securities of the Class covered by the Prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

(i) Prior to any such Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Issuers shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and shall maintain such qualification in effect so long as required; provided that no Issuer will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction or to taxation in any such jurisdiction where it is not then so subject.

(j) The Issuers shall cooperate with the Holders of Securities of the applicable Class to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

(k) (i) Subject to clause (ii) below, upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Issuers shall promptly (or within the time period provided for by clause (ii) hereof, if applicable) prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the Initial Purchasers of the Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of any Exchange Offer Registration Statement provided for in Section 2 shall be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(c) to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

(ii) Upon the occurrence or existence of any pending corporate development or any other material event that, in the reasonable judgment of the Issuers, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus, the Issuers shall give notice (without notice of the nature or details of such events) to the Holders of the Registrable Securities or New Securities, as applicable, of the Class covered by such Shelf Registration Statement that the availability of the Shelf Registration is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any Registrable Securities or New Securities, as applicable, pursuant to the Shelf Registration until such Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) hereof, or until it is advised in writing by the Issuers that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The period during which the availability of the Shelf Registration and any Prospectus is suspended shall not exceed 45 days in any three-month period or 90 days in any twelve-month period.

(l) Not later than the effective date of any Registration Statement, the Issuers shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide, as may be necessary, the Trustee with printed certificates for such Securities or New Securities, as applicable, in a form eligible for deposit with The Depository Trust Company.

(m) The Issuers shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder as soon as practicable after the effective date of the applicable Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Issuers’ first fiscal quarter commencing after the effective date of the applicable Registration Statement.

(n) The Issuers shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

(o) The Issuers may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Issuers such information regarding the Holder and the distribution of such Securities as the Issuers may from time to time reasonably require for inclusion in such Registration Statement. The Issuers may exclude from such Shelf Registration Statement the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(p) In the case of any Shelf Registration Statement, the Issuers shall enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof (or such other provisions and procedures acceptable to the Majority Holders of such Class being registered and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 6).

(q) In the case of any Shelf Registration Statement, the Issuers shall:

(i) make reasonably available for inspection by a representative of the Holders of Securities of such Class to be registered thereunder (an “Inspector”), any underwriter participating in any disposition pursuant to such Registration Statement, one firm of accountants designated by the Majority Holders of Securities of such Class to be registered thereunder and one attorney and one firm of accountants designated by such underwriter or underwriters, at reasonable times and in a reasonable manner, all relevant financial and other records and pertinent corporate documents of the Issuers and their subsidiaries;

(ii) cause each Issuers’ officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Inspector or any such underwriter, attorney or accountant in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Inspector, underwriter or underwriters or any such attorney or accountant, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

(iii) make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

(iv) obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(v) obtain “comfort” letters and updates thereof from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired by the Issuers for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings; and

(vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders of the Class registered or the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this paragraph (q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

(r) In the case of any Exchange Offer Registration Statement, the Issuers shall, if requested by an Initial Purchaser, or by a broker-dealer that holds Securities of the applicable Class that were acquired as a result of market-making or other trading activities:

(i) make reasonably available for inspection by the requesting party, one attorney and one firm of accountants designated by the requesting party, at reasonable times and in a reasonable manner, all relevant financial and other records, pertinent corporate documents and properties of the Issuers and their subsidiaries;

(ii) cause each Issuers’ officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the requesting party or any such attorney or accountant in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney or accountant, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

(iii) make such representations and warranties to the requesting party, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

(iv) obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the requesting party and its counsel), addressed to the requesting party, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the requesting party or its counsel;

(v) obtain “comfort” letters and updates thereof from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired by the Issuers for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the requesting party, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings, or if requested by the requesting party or its counsel in lieu of a “comfort” letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the requesting party or its counsel; and

(vi) deliver such documents and certificates as may be reasonably requested by the requesting party or its counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements.

The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this Section shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

(s) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities of the Class being registered by Holders to the Issuers (or to such other person as directed by the Issuers) in exchange for the New Securities of such Class, the Issuers shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being cancelled in exchange for the New Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

(t) The Issuers shall use their commercially reasonable efforts if the Securities of the Class being registered have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, covered by a Registration Statement.

(u) In the event that any broker-dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuers shall assist such broker-dealer in complying with the Conduct Rules.

(v) The Issuers shall use their commercially reasonable efforts to take all other steps necessary to effect the registration of either Class of Securities or New Securities, as the case may be, covered by a Registration Statement.

5. Registration Expenses. The Issuers shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (which shall initially be Cahill Gordon & Reindel LLP, but which may be another nationally recognized law firm experienced in securities matters designated by the Majority Holders of the Class being registered) to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of such counsel acting in connection therewith. Notwithstanding the foregoing, the Holders shall pay all agency fees and commissions and underwriting discounts and commissions and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the one counsel specifically referred to above.

6. Indemnification and Contribution.

(a) The Issuers agree, jointly and severally, to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement, each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer, the directors, officers, employees, Affiliates and agents of each such Holder, Initial Purchaser or Exchanging Dealer and each person who controls any such Holder, Initial Purchaser or Exchanging Dealer within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that no Issuer will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any Initial Purchaser or any Holder specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that the Issuers may otherwise have.

Each Issuer also jointly and severally agrees to indemnify as provided in this Section 6(a) or contribute as provided in Section 6(d) hereof to Losses of each underwriter, if any, of Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(p) hereof.

(b) Each Holder of Securities covered by a Registration Statement (including each Initial Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Issuers, each of their respective directors, each of their respective officers who signs such Registration Statement and each person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each such Holder, but only with reference to written information relating to such Holder furnished to the Issuers by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any such Holder may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 6 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (such consent not be to unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuer shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Offering Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Offering Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus-forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls any Issuer within the meaning of either the Securities Act or the Exchange Act, each officer, director, employee and agent of Issuers who shall have signed the Registration Statement and each director of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

(e) The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Issuers or any of the indemnified persons referred to in this Section 6, and will survive the sale by a Holder of securities covered by a Registration Statement.

7. Underwritten Registrations.

(a) If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders of the Class being sold.

(b) No person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such person’s Securities or New Securities, as the case may be, of the Class being sold on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8. Registration Defaults. The Issuers agree to pay, jointly and severally, as liquidated damages, additional interest on the Senior Cash Pay Notes and/or the Senior Toggle Notes, as applicable (“Additional Interest”) if:

(a) on or prior to the 300th day after the Closing Date, the Issuers have not, if required by Section 2, exchanged New Securities of the applicable Class for all Securities of such Class tendered in accordance with the terms of a Registered Exchange Offer;

(b) on or prior to the 300th day after the Closing Date, a Shelf Registration Statement, relating to the applicable Class, if required by Section 3, has not been declared effective, if applicable; or

(c) any Registration Statement required by this Agreement has been declared effective but ceases to be effective at any time at which it is required to be effective under this Agreement

(each such event referred to in clauses (a) through (c) a “Registration Default”), then, except during any suspension of the availability of the Shelf Registration and any related Prospectus pursuant to Section 4(k)(ii), Additional Interest will accrue on the principal amount of the applicable Class of Securities (in addition to the stated interest on the applicable set of Securities) at a rate of 0.25 percent per annum (which rate will be increased by an additional 0.25 percent per annum for each subsequent 90-day period during which such Additional Interest continues to accrue; provided that the rate at which such Additional Interest accrues may in no event exceed 0.50 percent per annum) commencing on (x) the 301st day after the date of this Agreement, in the cases of subsections (a) and (b) above, or (y) the day on which such Shelf Registration Statement ceases to be effective, in the case of subsection (c) above; provided, however, that upon the exchange of New Securities for all Securities tendered (in the case of subsection (a) above), or upon the effectiveness of a Shelf Registration Statement (in the case of subsection (b) above) or upon the effectiveness of the Registration Statement which had ceased to remain effective (in the case of subsection (c) above), Additional Interest on such Securities as a result of such subsection shall cease to accrue.

9. No Inconsistent Agreements. Each Issuer has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

10. Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of the Holders of a majority of the Registrable Securities outstanding; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Issuers shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, supplement, waiver or consent with respect to Section 8 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Section 10 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of the Initial Purchasers and each Holder. Notwithstanding the foregoing (except the foregoing provisos), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or New Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders of the applicable Class registered under such Registration Statement, determined on the basis of Securities or New Securities, as the case may be, being sold rather than registered under such Registration Statement.

11. Notices. All notices, requests and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

(a) if to a Holder, at the most current address given by such Holder to the Issuers in accordance with the provisions of this Section 11, which address initially is, with respect to each Holder, the address of such Holder maintained by the Trustee under the Indenture;

(b) if to the Representatives, initially at the address or addresses set forth in the Purchase Agreement; and

(c) if to the Issuers, initially at 200 East Basse Road, San Antonio, Texas 78209.

All such notices and communications shall be deemed to have been duly given when received.

The Initial Purchasers or the Issuers by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

12. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Issuers thereto, subsequent Holders of Securities and the New Securities, and the indemnified persons referred to in Section 6 hereof. The Issuers hereby agree to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

13. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

14. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

16. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

17. Securities Held by the Issuers, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of either Class of Securities or New Securities, as applicable, is required hereunder, such Securities or New Securities, as applicable, held by the Issuers or their Affiliates (other than subsequent Holders of either Class of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CLEAR CHANNEL COMMUNICATIONS, INC.

By:	/s/ Mark P. Mays
Name:	Mark P. Mays
Title:	Chief Executive Officer and Chief Operating Officer

REGISTRATION RIGHTS AGREEMENT

CLEAR CHANNEL CAPITAL I, LLC

By:	/s/ Edward J. Han
Name:	Edward J. Han
Title:	Manager and Authorized Signatory

REGISTRATION RIGHTS AGREEMENT

ACKERLEY VENTURES, INC.

AK MOBILE TELEVISION, INC.

AMFM AIR SERVICES, INC.

AMFM BROADCASTING, INC.

AMFM HOLDINGS INC.

AMFM INC.

AMFM INTERNET HOLDING INC.

AMFM OPERATING INC.

AMFM RADIO GROUP, INC.

AMFM SHAMROCK TEXAS, INC.

AMFM.COM INC.

BEL MEADE BROADCASTING COMPANY, INC.

BROADCAST ARCHITECTURE, INC.

BROADCAST FINANCE, INC.

CAPSTAR BROADCASTING PARTNERS, INC.

CAPSTAR RADIO OPERATING COMPANY

CC BROADCAST HOLDINGS, INC.

CC HOLDINGS-NEVADA, INC.

CC IDENTITY HOLDINGS, INC.

CCBL FCC HOLDINGS, INC.

CENTRAL NY NEWS, INC.

CHRISTAL RADIO SALES, INC.

CINE GUARANTORS II, INC.

CITICASTERS CO.

CITICASTERS FCC HOLDINGS, INC.

CLEAR CHANNEL BROADCASTING LICENSES, INC.

CLEAR CHANNEL BROADCASTING, INC.

CLEAR CHANNEL COMPANY STORE, INC.

CLEAR CHANNEL HOLDINGS, INC.

CLEAR CHANNEL INTANGIBLES, INC.

CLEAR CHANNEL INVESTMENTS, INC.

CLEAR CHANNEL MEXICO HOLDINGS, INC.

CLEAR CHANNEL SATELLITE SERVICES, INC.

CLEAR CHANNEL WIRELESS, INC.

CLEARMART, INC.

CONCORD MEDIA GROUP, INC.

CRITICAL MASS MEDIA, INC.

JACOR BROADCASTING CORPORATION

JACOR BROADCASTING OF COLORADO, INC.

JACOR BROADCASTING OF DENVER, INC.

JACOR COMMUNICATIONS COMPANY

JACOR/PREMIERE HOLDING, INC.

By:	/s/ Brian Coleman
Name:	Brian Coleman
Title:	Senior Vice President/Treasurer

REGISTRATION RIGHTS AGREEMENT

KATZ COMMUNICATIONS, INC.

KATZ MEDIA GROUP, INC.

KATZ MILLENNIUM SALES & MARKETING INC.

KATZ NET RADIO SALES, INC.

KTZMEDIA CORPORATION

M STREET CORPORATION

PREMIERE RADIO NETWORKS, INC.

RADIO-ACTIVE MEDIA, INC.

TERRESTRIAL RF LICENSING, INC.

THE NEW RESEARCH GROUP, INC.

ACKERLEY BROADCASTING FRESNO, LLC

ACKERLEY BROADCASTING OPERATIONS, LLC

CC IDENTITY GP, LLC

CC LICENSES, LLC

CCBL GP, LLC

CLEAR CHANNEL COLLECTIVE MARKETING, LLC

CLEAR CHANNEL GP, LLC

CLEAR CHANNEL REAL ESTATE, LLC

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

AMFM BROADCASTING LICENSES, LLC
By AMFM BROADCASTING, INC.
Its sole member

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

AMFM MICHIGAN, LLC
By CAPSTAR TX LIMITED PARTNERSHIP
Its sole member

By AMFM SHAMROCK TEXAS, INC.
Its General Partner

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

REGISTRATION RIGHTS AGREEMENT

AMFM RADIO LICENSES, LLC
By CAPSTAR RADIO OPERATING COMPANY
Its sole member

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

AMFM TEXAS, LLC
By AMFM BROADCASTING, INC.
Its sole member

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

CITI GP, LLC
By CITICASTERS CO.
Its sole member

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

CLEAR CHANNEL AVIATION, LLC
By RADIO-ACTIVE MEDIA, INC.
Its sole member

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

M STREET L.L.C.
By CRITICAL MASS MEDIA, INC.
Its Managing Member

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

REGISTRATION RIGHTS AGREEMENT

MUSICPOINT INTERNATIONAL, L.L.C.
By CLEAR CHANNEL MANAGEMENT SERVICES, L.P.
Its sole member

By CLEAR CHANNEL GP, LLC
Its General Partner

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

WESTCHESTER RADIO, L.L.C.
By CAPSTAR RADIO OPERATING COMPANY
Its sole member

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

AMFM TEXAS BROADCASTING, LP
By AMFM BROADCASTING, INC.
Its General Partner

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

AMFM TEXAS LICENSES, LP
By AMFM SHAMROCK TEXAS, INC.
Its General Partner

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

CAPSTAR TX LIMITED PARTNERSHIP
By AMFM SHAMROCK TEXAS, INC.
Its General Partner

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

REGISTRATION RIGHTS AGREEMENT

CCB TEXAS LICENSES, L.P.
By CCBL GP, LLC
Its General Partner

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

CITICASTERS LICENSES, L.P.
By CITI GP, LLC
Its General Partner

By CITICASTERS CO.
Its sole member

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

CLEAR CHANNEL IDENTITY, L.P.
By CC IDENTITY GP, LLC
Its General Partner

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

CLEAR CHANNEL MANAGEMENT SERVICES, L.P.
By CLEAR CHANNEL GP, LLC
Its General Partner

By:	/s/ Hamlet T. Newsom, Jr.
Name:	Hamlet T. Newsom, Jr.
Title:	Assistant Secretary

REGISTRATION RIGHTS AGREEMENT

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Managing Director

By:	/s/ Scott Sartorius
Name:	Scott Sartorius
Title:	Director

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Gene Martin
Name:	Gene Martin
Title:	Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Timothy P. Dilworth
Name:	Timothy P. Dilworth
Title:	Director

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ SoVonna Day-Goins
Name:	SoVonna Day-Goins
Title:	Managing Director

REGISTRATION RIGHTS AGREEMENT

GREENWICH CAPITAL MARKETS, INC.

By:	/s/ Steven F. Killileg
Name:	Steven Killileg
Title:	Managing Director

WACHOVIA CAPITAL MARKETS, LLC

By:	/s/ Charles C. Edwards, III
Name:	Charles C. Edwards, III
Title:	Director

REGISTRATION RIGHTS AGREEMENT